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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): January 4, 1996



                          Lomas Financial Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                           1-6868                   75-1043392
  (State or other                  (Commission File             (IRS Employer
  jurisdiction of                       Number)              Identification No.)
  incorporation)


                  1600 Viceroy Drive, Dallas, Texas       75235
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (214) 879-4000



                                      None
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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                          Lomas Financial Corporation

                                    Form 8-K


Item 5.  Other Events.

         Pursuant to General Instruction F to Form 8-K, the Registrant hereby incorporates by reference the press releases attached as Exhibit 1 and Exhibit 2 hereto.

Item 7.  Financial Statements and Exhibits.

         (a)     None.

         (b)     None.

         (c)     Exhibits.

                 99.1 Press Release of Lomas Financial Corporation dated January 5, 1996.

                 99.2 Press Release of Lomas Financial Corporation dated January 12, 1996.





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LOMAS FINANCIAL CORPORATION
                                            (Registrant)



                                            By: /S/GARY WHITE
                                                --------------------------------
                                                Gary White
                                                Senior Vice President and
                                                Chief Financial Officer



Date:  January 12, 1996





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                               INDEX TO EXHIBITS


Exhibit No.                    Description                        Page No.
-----------                    -----------                        --------
 99.1                Press Release of Lomas Financial                5
                     Corporation dated January 5, 1996

 99.2                Press Release of Lomas Financial                7
                     Corporation dated January 12, 1996





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